SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          PROFESSIONAL DETAILING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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      3.    Per unit price or other underlying value of transaction computed
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            the filing fee is calculated and state how it was determined):

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

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

                          PROFESSIONAL DETAILING, INC.

                              10 Mountainview Road
                      Upper Saddle River, New Jersey 07458

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 7, 2000

                            ------------------------

To the Stockholders of
  Professional Detailing, Inc.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Professional Detailing, Inc. (the "Company") will be held at the Sheraton Crossroads Hotel, One International Boulevard, Mahwah, New Jersey 07495 on June 7, 2000 at 10:30 a.m. Eastern Daylight Savings Time, for the following purposes:

      1. To elect two Class II Directors for the ensuing three years.

      2. To consider and approve the Professional Detailing, Inc. 2000 Omnibus Incentive Compensation Plan.

      3. To consider and take action upon such other matters as may properly come before the meeting or any adjournments thereof.

      The close of business on May 8, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

      All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope, which requires no postage if mailed in the United States, in enclosed for your convenience.

                                        By Order of the Board of Directors

                                        Bernard C. Boyle, Secretary
Dated: May 10, 2000

                          PROFESSIONAL DETAILING, INC.

                              10 Mountainview Road
                      Upper Saddle River, New Jersey 07458

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Professional Detailing, Inc. (the "Company") of proxies in the form enclosed for the Annual Meeting of Stockholders to be held at the Sheraton Crossroads Hotel, One International Boulevard, Mahwah, New Jersey 07495 on June 7, 2000 at 10:30 a.m. Eastern Daylight Savings Time, and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business which will come before the meeting.

      All shares represented by each properly executed unrevoked proxy received in time for the meeting will be voted as specified. In the absence of any specification, proxies will be voted for the election of the two Class II Directors listed herein as nominees, for the approval of the Professional Detailing, Inc. 2000 Omnibus Incentive Compensation Plan and in the judgment of the Board of Directors on any other matters which may properly come before the meeting. Any stockholder giving a proxy has the power to revoke the same at any time before it is voted and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting.

      The approximate date on which this Proxy Statement and the accompanying form of proxy will be mailed to the Company's stockholders is May 10, 2000. The Company's 1999 Annual Report, including financial statements, is being mailed to stockholders along with this Proxy Statement, but should not be regarded as proxy soliciting material. The principal executive offices of the Company are located at 10 Mountainview Road, Upper Saddle River, New Jersey 07458.

                                VOTING SECURITIES

      Only stockholders of record at the close of business on May 8, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On the record date there were issued and outstanding 13,585,965 Common Shares. Each outstanding Common Share is entitled to one vote upon all matters to be acted upon at the meeting. The affirmative vote of holders of a plurality of the Common Shares present in person or by proxy at the Annual Meeting is required for the election of directors. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required for the approval of the 2000 Omnibus Incentive Compensation Plan.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      The Board of Directors consists of five members and is divided into three classes, with two Directors in Class I, two Directors in Class II and one Director in Class III. Directors serve for three-year terms with one class of directors being elected by the Company's stockholders at each annual meeting.

      At the Annual Meeting, two Class II Directors will be elected to serve until the annual meeting of stockholders in 2003 and until the Director's successor is elected and qualified. The Board of Directors has nominated Charles
T. Saldarini and John M. Pietruski for reelection as the Class II Directors. The accompanying form of proxy will be voted for the election of Messrs. Saldarini and Pietruski as Directors, unless the proxy contains contrary instructions. Management has no reason to believe that either Mr. Saldarini or Mr. Pietruski will not be a candidate or will be unable to serve. However, in the event that either should become unable or unwilling to serve as Director, the proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors.

      A plurality of votes of the holders of shares of Common Stock present in person or by proxy at the meeting is required for the election of directors.

    Management Recommends a Vote FOR the Election of the Foregoing Nominees.

                                 PROPOSAL NO. 2

                    APPROVAL OF PROFESSIONAL DETAILING, INC.
                    2000 OMNIBUS INCENTIVE COMPENSATION PLAN

      On May 5, 2000 the Board of Directors (the "Board") approved the Professional Detailing, Inc. 2000 Omnibus Incentive Compensation Plan (the "Omnibus Plan"). The Omnibus Plan will become effective upon ratification by the affirmative vote of holders of a majority of the Company's outstanding shares of Common Stock. The following description of the Omnibus Plan is qualified in its entirety by the terms of the Omnibus Plan a copy of which is annexed to this Proxy Statement as Appendix A. All capitalized terms not defined herein, shall have the meanings ascribed to them in the Omnibus Plan.

      The purpose of the Omnibus Plan is to provide a flexible framework that will permit the Board to develop and implement a variety of stock-based incentive compensation programs based on changing needs of the Company, its competitive market, and regulatory climate. The specific programs are intended to enhance the Company's ability to attract and retain qualified personnel and provide the motivation to improve the long-term performance of the Company and its subsidiaries.

      The maximum number of shares as to which awards or options may at any time be granted under the Omnibus Plan is 1.5 million shares of the Company's Common Stock.

      The Omnibus Plan will be administered by the Compensation Committee of the Board (the "Committee"), which shall be responsible for developing and implementing specific stock-based plans that are consistent with the intent and specific terms of the framework created by the Omnibus Plan. The Committee shall allocate stock to the programs and ensure the programs remain consistent with the provisions of the Omnibus Plan. The Committee shall have full authority to administer the Omnibus Plan, and it may delegate the day-to-day administration of the Omnibus Plan; however, it retains the exclusive authority to designate the individuals who shall be granted Stock Awards and the amount and type of such Stock Awards. The Omnibus Plan will be administered in full compliance with all relevant federal and state regulations including Rule 16b-3 under the Securuites Act of 1934, as amended and Section 162(m) of the Internal Revenue Code.

      Eligible participants under the Omnibus Plan shall include officers and other employees of the Company, members of the Board, and outside consultants, as specified under the Omnibus Plan and designated by the Committee. The designation of a Participant to receive Awards or grants under one portion of the Omnibus Plan shall not require the Committee to include a Participant under other portions of the Omnibus Plan. Pursuant to the Omnibus Plan, on a non-discretionary basis, each non-employee Director upon initial election to the Board will receive a non-qualified option grant to purchase 10,000 shares of Common Stock exercisable at the fair market value on the date of grant. These options will vest one-third on the date of grant and one-third at the end of each subsequent year of service. In addition, each non-employee Director will receive options to purchase an additional 7,500 shares of Common Stock on the date of the

Company's annual stockholders' meeting. Such options will have an exercise price equal to the fair market value of the Common Stock on the date of grant and will vest one-third upon grant and one-third on each of the first and second anniversary of the date of grant.

      The Board and/or the Committee (with shareholder approval, if required) shall have the right to modify and/or terminate the Omnibus Plan at any time, however such termination shall not have any effect on any Stock Award outstanding at the time of the termination. The right to grant Awards under the Omnibus Plan will terminate upon the expiration of 10 years after the date the Omnibus Plan was adopted.

      Under the terms of the Omnibus Plan, the Board and Committee may implement the following specific programs (Section references are to the Omnibus Plan):

      Cash Bonuses (Sections 3, 10, 14, 19, 25, and 27). In connection with any grant of Restricted Stock or Stock Bonus, a cash bonus may be payable after the date on which the Participant is required to recognize income for federal income tax purposes in connection with the grant of such Restricted Stock or Stock Bonus.

      Employee Stock Purchase Plan (Section 12). Provides Employees with the right to purchase Company Stock, at a price that is not less than eighty-five percent (85%) of the Fair Market Value of the Stock, and to pay for such shares through after-tax payroll deductions.

      Executive Stock Purchase Plan (Section 11). Provides Executives with the right to purchase Company Stock and to pay for such shares through issuance of a full recourse Stock Purchase Loan, a portion of which would be forgiven based on the attainment of established performance measures.

      Incentive Stock Options (Section 6). A Qualified Stock Option granted under the Stock Option Plan that meets the requirements of Section 422 of the Code. The Omnibus Plan provides for the grant of an Incentive Stock Option as either a Discretionary Option or a Bonus Option.

      Non-Qualified Stock Options (Section 6). An Option granted under the Stock Option Plan that does not meet the requirements of Section 422 of the Code. The Omnibus Plan provides for the grant of a Non-Qualified Stock Option as either a Discretionary Option or a Bonus Option.

      Other Equity-Based Awards (Section 13). The Committee may grant other types of equity-based awards subject to the provisions of the Omnibus Plan. Stock Awards may entail the transfer of actual shares of Company Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Company Stock.

      Restricted Stock (Sections 3, 4, 8, 10, 14, 15, 19, 25, and 27). A Stock Award that is subject to forfeiture unless certain time and/or performance requirements are satisfied;

      this includes stock granted in conjunction with the Variable Incentive Compensation Plan.

      Stock Appreciation Rights (SARs) (Sections 3, 4, 6, 7, 14, 15, 19, 21, 25, and 27). The right to receive in cash the Fair Market Value of a share of Company Stock.

      Stock Bonuses (Sections 3, 9, 10, 14, 19, 21, 25, and 27). A bonus payable in shares of Company Stock.

      Options and Awards may be granted either alone or in combination with other Awards granted under the Omnibus Plan. Awards granted shall be in the form and on terms as determined by the Committee. No Participant may be granted more than 100,000 shares of Company Stock from all Awards under the Omnibus Plan.

      The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the meeting is required for the approval of the 2000 Omnibus Incentive Compensation Plan.

                  Management Recommends a Vote FOR the Approval
                of the 2000 Omnibus Incentive Compensation Plan.

                         INFORMATION REGARDING DIRECTORS

      The following table sets forth the names and ages of the Company's Directors, including the Class II Directors who have been nominated for election at the Annual Meeting, based on information furnished by them to the Company:

                                                                 DIRECTOR
              NAME                      AGE         CLASS         SINCE
          ------------               ---------   -----------   ------------
John P. Dugan....................        64           I           1997
Charles T. Saldarini.............        36          II           1997
John M. Pietruski(1).............        67          II           1998
Jan Martens Vecsi(1).............        56          III          1998
Gerald J. Mossinghoff(1).........        64           I           1998

----------
(1)   Member of Audit and Compensation Committees

      John P. Dugan is the founder and Chairman of the Board of Directors of the Company and Director of Strategic Planning. He served as its President from inception until January 1995 and as its Chief Executive Officer from inception until November 1997. In 1972, Mr. Dugan founded Dugan Communications, a medical advertising agency that later became known as Dugan Farley Communications Associates Inc. ("DFC") and served as its President until 1990. In 1990 Mr. Dugan acquired sole control of the Company, which was then a wholly-owned subsidiary of DFC. Mr. Dugan was a founder and served as the President of the Medical

Advertising Agency Association from 1983 to 1984. Mr. Dugan also served on the Board of Directors of the Pharmaceutical Advertising Council (now known as the Healthcare Marketing Communications Council, Inc.) and was its President from 1985 to 1986. Mr. Dugan received an M.B.A. from Boston University in 1964.

      Charles T. Saldarini is the President and Chief Executive Officer of the Company and a Director. Mr. Saldarini became President in January 1995 and Chief Executive Officer in November 1997. Prior to January 1995 Mr. Saldarini was Chief Operating Officer of the Company. Mr. Saldarini joined the Company in 1987 as a sales manager. Mr. Saldarini received an A.B. in political science from Syracuse University in 1985.

      Gerald J. Mossinghoff became a director of the Company in May 1998. Mr. Mossinghoff is a former Assistant Secretary of Commerce and Commissioner of Patents and Trademarks of the Department of Commerce (1981 to 1985) and served as President of Pharmaceutical Research and Manufacturers of America from 1985 to 1996. Since 1997 he has been Senior Counsel to the law firm of Oblon, Spivak, McClelland, Maier and Newstadt of Arlington, Virginia. Mr. Mossinghoff has been a visiting professor of Intellectual Property Law at the George Washington University Law School since 1997 and Adjunct Professor of Law at George Mason University School of Law since 1997. Mr. Mossinghoff served as United States Ambassador to the Diplomatic Conference on the Revision of the Paris Convention from 1982 to 1985 and as Chairman of the General Assembly of the United Nations World Intellectual Property Organization from 1983 to 1985. He is also a former Deputy General Counsel of the National Aeronautics and Space Administration (1976 to 1981). Mr. Mossinghoff received an Electrical Engineering degree from St. Louis University in 1957 and a Juris Doctor degree with Honors from the George Washington University Law School in 1961. He is a member of the Order of the Coif and is a Fellow in the National Academy of Public Administration. He is the recipient of many honors, including NASA's Distinguished Service Medal and the Secretary of Commerce Award for Distinguished Public Service.

      John M. Pietruski became a director of the Company in May 1998. Since 1990 Mr. Pietruski has been the Chairman of the Board of Texas Biotechnology Corp., a pharmaceutical research and development company. He is a retired Chairman of the Board and Chief Executive Officer of Sterling Drug Inc. With Sterling Drug Inc. from 1977 to his retirement in 1988, he also held the positions of Executive Vice President, President and Chief Operating Officer. Mr. Pietruski is a member of the Boards of Directors of Hershey Foods Corporation, GPU, Inc., and Lincoln National Corporation. Mr. Pietruski graduated Phi Beta Kappa with a B.S. in Business Administration with honors from Rutgers University in 1954 and currently serves as a regent of Concordia College.

      Jan Martens Vecsi became a director of the Company in May 1998. Ms. Vecsi is the sister-in-law of John P. Dugan, the Chairman of the Board of the Company. Ms. Vecsi was employed by Citibank, N.A. from 1967 through 1996 when she retired. Starting in 1986 she served as the Senior Human Resources Officer and Vice President of the Citibank Private Bank. Ms. Vecsi received a B.A. in Psychology and Elementary Education from Immaculata College in 1965.

      The Board of Directors of the Company is divided into three classes as nearly equal in number as possible. Each year the stockholders will elect the members of one of the three classes to a three-year term of office. Messrs. Saldarini and Pietruski serve in Class II whose term expires in 2000; and Messrs. Dugan and Mossinghoff serve in Class I whose term expires in 2001 and Ms. Vecsi serves in Class III whose term expires in 2002.

Board Of Director Meetings

      During the year ended December 31, 1999, the Board of Directors held six meetings. The directors standing for re-election attended at least 75% of the total number of meetings of the Board and of the committees on which he was a member.

Board Of Director Committees

      In May 1998, the Board of Directors established and has since then maintained an Audit Committee and Compensation Committee each comprised of Ms. Vecsi and Messrs. Mossinghoff and Pietruski. Each committee member is a non-employee director of the Company. The Audit Committee approves the selection of the Company's independent accountants and meets and interacts with the independent accountants to discuss questions in regard to the Company's financial reporting. In addition, the Audit Committee reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's annual operating results, considers the adequacy of the internal accounting procedures and considers the effects of such procedures on the accountant's independence. The Compensation Committee is responsible for reviewing and approving executive compensation programs and has the responsibility for periodically evaluating and modifying the various compensation plans covering such executives. In addition, the Compensation Committee evaluates the performance of the Company's executive employees and determines the salaries and other compensation payable to such persons, consistent with the Company's business and shareholder objectives. During the last full fiscal year, the Compensation Committee met four times and the Audit Committee met twice, with all members present at each respective Committee meeting.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

      None of the Directors serving on the Compensation Committee is an employee of the Company. No Director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a Director of the Company.

Compensation of Directors

      Each non-employee Director receives an annual director's fee of $20,000, payable quarterly in arrears, plus $1,000 for each meeting attended in person and $500 for each telephonic meeting attended, as well as reimbursement for travel costs and other out-of-pocket expenses incurred in attending each Directors' meeting. In addition, committee members receive $500 for each committee meeting attended in person and $200 for each committee meeting attended telephonically. Additionally, pursuant to the Company's 1998 Stock Option Plan, on the date of initial election to the Board each non-employee Director receives options to purchase 7,500 shares of Common Stock exercisable at the fair market value on the date of grant. These options will vest one-third on the date of grant and one-third at the end of each subsequent year of service on the Board. In addition, each non-employee Director will receive options to purchase an additional 3,750 shares of Common Stock annually on the date of the Company's annual stockholders' meeting. Such options will have an exercise price equal to the fair market value of the Common Stock on the date of grant and will vest one-third upon grant and one-third on each of the first and second anniversary of the date of grant. Upon approval of the 2000 Omnibus Incentive Compensation Plan, each non-employee Director will receive options to purchase 10,000 shares upon initial election to the Board and an annual grant of options to purchase 7,500 shares, each on the same terms described hereinabove.

Limitation of Directors' Liability and Indemnification

      The Delaware General Corporation Law (the "DGCL") authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breach of directors' fiduciary duty of care. The Company's Certificate of Incorporation limits the liability of Directors of the Company to the Company or its stockholders to the fullest extent permitted by Delaware law.

      The Company's Certificate of Incorporation provides mandatory indemnification rights to any officer or Director of the Company who, by reason of the fact that he or she is an officer or Director of the Company, is involved in a legal proceeding of any nature. Such indemnification rights include reimbursement for expenses incurred by such officer or Director in advance of the final disposition of such proceeding in accordance with the applicable provisions of the DGCL. Insofar as indemnification for liabilities under the Securities Act may be provided to officers and Directors or persons controlling the Company, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

      There is no pending litigation or proceeding involving a Director, officer, employee or agent of the Company in which indemnification by the Company will be required or permitted. The Company is not aware of any threatened litigation or proceeding that may result in a claim for such indemnification.

                    INFORMATION REGARDING EXECUTIVE OFFICERS

      The following table sets forth the names, ages and principal position, of the executive officers and key employees of the Company:

NAME                        AGE                      POSITION
------------------------   ------   -----------------------------------------
John P. Dugan...........    64      Chairman of the Board of Directors and
                                    Director of Strategic Planning
Charles T. Saldarini....    36      President and Chief Executive Officer
Steven K. Budd..........    43      Chief Operating Officer and Executive
                                    Vice President
Bernard C. Boyle........    55      Chief Financial Officer, Executive Vice
                                      President, Secretary and Treasurer
Robert R. Higgins.......    57      Executive Vice President, Client Programs

The principal occupation and business experience for at least the last five years for each current executive officer is set forth below (except for Messrs. Dugan and Saldarini, each of whose business experience is discussed above).

      Bernard C. Boyle has served as the Company's Executive Vice President and Chief Financial Officer since March 1997 when he joined the Company. In 1990, Mr. Boyle founded BCB Awareness, Inc., a firm that provided management advisory services to the Company, among others, and served as its President until March 1997. During that period he was also a partner in Boyle & Palazzolo, Partners, an accounting firm that also provided services to the Company. From 1982 through 1990 he served as Controller and then Chief Financial Officer and Treasurer of William Douglas McAdams, Inc., an advertising agency. From 1966 through 1971, Mr. Boyle was employed by the national accounting firm of Coopers & Lybrand L.L.P. as supervisor/senior audit staff. Mr. Boyle received a B.B.A. in Accounting from Manhattan College in 1965 and an M.B.A. in Corporate Finance from New York University in 1972.

      Steven K. Budd served the Company as a consultant from December 1995 to April 1996 when he joined as Vice President, Account Group Sales. He became Executive Vice President in July 1997 and Chief Operating Officer in January 1998. Prior to joining the Company, from April through December 1995, Mr. Budd was an independent consultant. From January 1994 through April 1995, Mr. Budd was employed by Innovex, Inc., a competing CSO, as a Director of New Business Development. From 1989 through December 1993, Mr. Budd was employed by Professional Detailing Network (now known as Nelson Professional Sales Services, a division of Nelson Communications, Inc.), a competing CSO, as a Vice President with responsibility for building sales teams and developing marketing strategies. Mr. Budd received a B.A. in History and Education from Susquehanna University in 1978.

      Robert R. Higgins joined the Company as a District Sales Manager in August 1996. He has served the Company in sales management as Associate Vice President, Vice President, and most recently as Executive Vice President, Client Programs. From 1965 to 1995, Mr. Higgins was employed by Burroughs Wellcome Co., where he was responsible for building and managing sales teams and developing and implementing marketing strategies. Mr. Higgins received a B.S. in Biology from Kansas State University in 1964, and an MBA from North Texas State University in 1971.

                       COMPENSATION OF EXECUTIVE OFFICERS

      Summary Compensation. The following table presents certain information concerning compensation paid or accrued for services rendered to the Company in all capacities during the years ended December 31, 1999, 1998 and 1997 for the Chief Executive Officer and the other four executive officers of the Company whose aggregate annual base salary and bonus for 1999 exceeded $100,000 (collectively, the "Named Executive Officers").

                                                                                                   Long-Term
                                                                                                  Compensation
                                                                  Annual Compensation               Shares of
                                                        ---------------------------------------      Common
                                                                                      Other          Stock
                                                                                      Annual       Underlying         All Other
         Name and Principal Position                     Salary         Bonus      Compensation      Options        Compensation
         ---------------------------                     ------         -----      ------------      -------        ------------
John P. Dugan
Chairman of the Board
    1999............................................    $125,000      $    -0-       $11,760             -0-         $       0-
    1998............................................     125,000           -0-        18,994             -0-                -0-
    1997............................................     125,000           -0-        26,441             -0-          2,243,000(1)

Charles T. Saldarini
President and Chief Executive Officer
    1999............................................     283,254       450,000         5,657             -0-              2,145
    1998............................................     233,744       275,000         2,394             -0-                -0-
    1997............................................     120,000       237,000         9,724             -0-          4,050,000(2)

Steven K. Budd
Chief Operating Officer and Executive Vice President
    1999............................................     182,053       300,000         2,229          25,000              3,524
    1998............................................     168,678       178,000         2,302             -0-              3,373
    1997............................................     112,613        48,000         9,396          39,189                -0-

Bernard C. Boyle
Chief Financial Officer, Executive Vice President,
  Secretary and Treasurer
    1999............................................     167,975       257,400         3,350          20,000              3,256
    1998............................................     155,833       165,000         4,170             -0-                825
    1997............................................     104,400(3)     18,400         1,115          27,992                -0-

Robert R. Higgins
Executive Vice President
    1999............................................     125,567       104,625         1,977          15,000              2,396
    1998............................................     101,186        45,000         2,104           7,500              1,373
    1997............................................      68,000         2,000         4,200             -0-                -0-

----------
(1) Mr. Dugan was the Chief Executive Officer of the Company until November 1997. All other compensation represents the bonus payment to Mr. Dugan as the majority shareholder of the Company. Such compensation was based on the Company's estimated profitability and working capital requirements.
(2) Represents the value of common stock issued to Mr. Saldarini in January 1997 as reported by the Company for financial purposes.
(3) Mr. Boyle joined the Company in March 1997. $15,000 of his 1997 salary represents amounts paid to Mr. Boyle's consulting company prior to the commencement of his employment.

      Option Grants. The following table sets forth certain information regarding options granted by the Company in 1999 to each of the Named Executive Officers.

                                                          Option Grants in Last Fiscal Year
                            ---------------------------------------------------------------------------------------------
                                                    Individual Grants                             Potential Realizable
                            -----------------------------------------------------------             Value at Assumed
                             Number of        Percent of                                          Annual Rates of Stock
                              Shares        Total Options                                          Price Appreciation
                            Underlying         Granted         Exercise                            for Option Term (2)
                              Options        to Employees       Price        Expiration         -------------------------
     Name                   Granted (1)     in Fiscal Year    ($/share)         Date               5%              10%
--------------------        -----------     --------------    ---------      ----------         --------       ----------
John P. Dugan ......              --             --               --                --                --               --
Charles T. Saldarini              --             --               --                --                --               --
Steven K. Budd .....          25,000           12.2%$          27.19          10/27/09          $427,452       $1,083,247
Bernard C. Boyle ...          20,000            9.8%           27.19          10/27/09           341,961          866,597
Robert R. Higgins ..          15,000            7.3%           27.19          10/27/09           256,471          649,948

----------
(1) The options vest with respect to one-third of the shares of common stock covered by the options on each of October 28, 2000, 2001 and 2002.
(2) Potential realizable values are net of exercise price but before taxes, and are based on the assumption that our common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration date of the options. These numbers are calculated based on Securities and Exchange Commission requirements and do not reflect the Company's projection or estimate of future stock price growth. Actual gains, if any, on stock option exercises are dependent on the Company's future financial performance, overall market conditions and the option holder's continued employment through the vesting period. This table does not take into account any appreciation in the price of the common stock from the date of grant to the date of this proxy statement.

      Option Exercises and Year-End Option Values. The following table provides information with respect to options exercised by the Named Executive Officers during 1999 and the number and value of unexercised options held by the Named Executive Officers as of December 31, 1999.

    Aggregated Option Exercise in Last Fiscal Year and Year-End Option Values

                                                                 Number of Shares Underlying          Value of Unexercised In-the-
                                                                Unexercised Options at Fiscal            Money Options At Fiscal
                                                                          Year-End                             Year-End (1)
                        Shares Acquired                        --------------------------------       ----------------------------
Name                    on Exercise (#)    Value Realized      Exercisable        Unexercisable       Exercisable    Unexercisable
----                    ---------------    --------------      -----------        -------------       -----------    -------------
John P. Dugan                 --                 --                   --                  --                 --              --
Charles T. Saldarini          --                 --                   --                  --                 --              --
Steven K. Budd                --                 --               26,126              38,063           $740,084        $438,792
Bernard C. Boyle              --                 --               13,661              29,331            386,991         319,314
Robert R. Higgins             --                 --                2,500              20,000             34,844         110,938

----------
(1) For the purposes of this calculation, value is based upon the difference between the weighted average exercise price of the exercisable and unexercisable options and the stock price at December 31, 1999 of $29.9375 per share.

Employment Contracts

      In January 1998, the Company entered into an agreement with John P. Dugan providing for his appointment as Chairman of the Board and Director of Strategic Planning. The agreement provides for an annual salary of $125,000, no cash bonuses and for participation in all executive benefit plans.

      In April 1998, the Company entered into an employment agreement with Charles T. Saldarini providing for his employment as President and Chief Executive Officer for a term expiring on February 28, 2003 subject to automatic one-year renewals unless either party gives written notice 180 days prior to the end of the then current term of the agreement. The agreement provides for an annual base salary of $275,000 and for participation in all executive benefit plans. The agreement also provides that Mr. Saldarini will be entitled to bonus and incentive compensation awards as determined by the Compensation Committee. Further, the agreement provides, among other things, that, if his employment is terminated without cause (as defined) or if Mr. Saldarini terminates his employment for good reason (as defined), the Company will pay him an amount equal to the salary which would have been payable over the unexpired term of his employment agreement.

      In March 1998, the Company also entered into employment agreements with each of Messrs. Boyle and Budd, providing for Mr. Boyle's employment as Chief Financial Officer and Mr. Budd's employment as Chief Operating Officer. Mr. Boyle's agreement terminates on December 31, 2000 and Mr. Budd's agreement terminates on March 31, 2001. Each agreement is subject to automatic one-year renewals unless either party gives written notice 180 days prior to the end of the then current term of the agreement. The agreements provide for an annual base salary of $165,000 for Mr. Boyle and $178,605 for Mr. Budd and for their participation in all executive benefit plans. The agreements also provide that Messrs. Boyle and Budd are entitled to bonus and incentive compensation awards as determined by the Compensation Committee. Each agreement also provides, among other things, that, if the Company terminates the employee's employment without cause (as defined) or the employee terminates his employment for good reason (as defined), the Company will pay the employee an amount equal to the salary which would have been payable over the unexpired term of the employment agreement.

1998 Stock Option Plan

      In order to attract and retain persons necessary for the Company's success, in March 1998 the Board of Directors and stockholders of the Company adopted the Company's 1998 Stock Option Plan (the "Plan") reserving for issuance up to 750,000 shares. Officers, directors, key employees and consultants are eligible to receive incentive and/or non-qualified stock options under this Plan. The Plan, which has a term of ten years from the date of its adoption, is administered by the Compensation Committee. The selection of participants, allotment of shares, determination of price and other conditions relating to the purchase of options is determined by the Compensation Committee in its sole discretion. Incentive stock options granted under the Plan are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of the common stock on the date of the grant, except that the term of an incentive stock option granted under the plan to a stockholder owning more than 10% of the outstanding common stock may not exceed five years and its exercise price may not be less than 110% of the fair market value of the common stock on the date of the grant.

      At December 31, 1999, options for an aggregate of 632,834 shares were outstanding under the Plan, including 64,189 granted to Steven Budd, the Company's Chief Operating Officer, 42,992 granted to Bernard Boyle, the Company's Chief Financial Officer, 22,500 granted to Robert Higgins, the Company's Executive Vice President of Client Programs, and 11,250 granted to each of Gerald J. Mossinghoff, John M. Pietruski and Jan Martens Vecsi, the Company's outside directors. In addition, as of December 31, 1999, options to purchase 33,653 shares of Common Stock had been exercised.

401(k) Plan

      The Company maintains two 401(k) retirement plans intended to qualify under sections 401(a) and 401(k) of the Internal Revenue Code. These 401(k) plans are defined contribution plans. Under one plan, the Company is committed to make mandatory contributions to the 401(k) plan to match employee contributions up to a maximum of 2% of each participating employee's annual wages. Under the other 401(k) plan, the Company is committed to match 100% of the first $1,250 contributed by each employee, 75% of the next $1,250, 50% of the next $1,250 and 25% of the next $1,250 contributed. In addition the Company can make discretionary contributions to this plan. The Company's contribution to the 401(k) plan for 1999 was approximately $879,000.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of May 5, 2000 by:

o each person known to the Company to be the beneficial owner of more than 5% of its outstanding shares;
o     each of the Company's directors;
o     each Named Executive Officer; and
o     all of the Company's directors and executive officers as a group.

      Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of Common Stock owned by them. All information with respect to beneficial ownership has been furnished by the respective stockholder. The address for each of Messrs. Dugan and Saldarini is c/o Professional Detailing, Inc., 10 Mountainview Road, Upper Saddle River, New Jersey 07458.

                                                                Number of Shares      Percentage of Shares
Name and Address                                              Beneficially Owned(1)    Beneficially Owned
----------------                                              ---------------------   --------------------
John P. Dugan .............................................       5,134,878                     37.8%
Charles T. Saldarini ......................................         842,684                      6.2%
Steven K. Budd ............................................          39,589(2)                     *
Bernard C. Boyle ..........................................          27,992(3)                     *
Robert Higgins ............................................          10,000(4)                     *
John M. Pietruski .........................................          12,000(5)                     *
Jan Martens Vecsi .........................................          10,000(6)                     *
Gerald J. Mossinghoff .....................................          10,000(6)                     *
                                                                  ---------                ---------
All Executive Officers and Directors as a group (8 persons)       6,087,143(7)                  44.5%

----------
*     Less than 1%.
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of May 5, 2000 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2) Includes 39,189 shares issuable pursuant to options exercisable within 60 days of the date of this report.
(3) Includes 22,992 shares issuable pursuant to options exercisable within 60 days of the date of this report.
(4) Includes 5,000 shares issuable pursuant to options exercisable within 60 days of the date of this report.
(5) Includes 10,000 shares issuable pursuant to options exercisable within 60 days of the date of this report.
(6) Represents shares issuable pursuant to options exercisable within 60 days of the date of this report.
(7) Includes 97,581 shares issuable pursuant to options exercisable within 60 days of the date of this report.

                      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In connection with the Company's efforts to recruit sales representatives, it places advertisements in various print publications. These ads are placed on the Company's behalf through Boomer & Son, Inc. ("B&S"), which receives commissions from the publications. Prior to 1998, B&S was wholly-owned by John
P. Dugan, the Company's Chairman of the Board. At the end of 1997 Mr. Dugan transferred his interest in B&S to his son, Thomas Dugan, and daughter-in-law, Kathleen Dugan. John P. Dugan is not actively involved in B&S; however, his son, Thomas Dugan, is active in B&S. For the year ended December 31, 1999 the Company purchased $2.0 million of advertising through B&S and B&S received commissions of approximately $316,000. All ads were placed at the stated rates set by the publications in which they appeared. The Company believes that the amounts paid to B&S were no less favorable than would be available in an arms-length negotiated transaction with an unaffiliated entity.

      Peter Dugan, the son of John P. Dugan, the Company's Chairman of the Board, is employed by the Company as executive director of marketing. In 1999, compensation paid or accrued to Peter Dugan was $129,742.

      In May 1998, immediately prior to the Company's initial public offering, a final cash distribution of $5.8 million was made to the Company's then existing stockholders. This distribution reflected stockholders' equity as of March 31, 1998 plus the Company's earnings from April 1, 1998 to May 18, 1998. No similar distributions have been made since and it is not anticipated that any will be made in the future.

      In April 1998, the Company loaned $1.4 million to its President and Chief Executive Officer, Charles T. Saldarini. The proceeds of this loan were used by Mr. Saldarini to pay income taxes relating to his receipt of shares of Common Stock in January 1997. This loan is for a term of three years, bears interest at a rate equal to 5.4% per annum payable quarterly in arrears and is secured by a pledge of the shares held by Mr. Saldarini. In February 2000, Mr. Saldarini repaid this loan in full.

      In November 1998, the Company agreed to loan $250,000 to Steven Budd, its Executive Vice President and Chief Operating Officer, in connection with his relocation and purchase of a primary residence. This loan is for a term of ten years, subject to acceleration upon termination of employment, bears interest at the rate of 5.5% per annum payable quarterly in arrears and is secured by a pledge of Mr. Budd's rights under his stock option agreement and any shares issuable thereunder. The Company funded $100,000 of this loan in November 1998 and the remainder in February 1999.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

      The purpose of the Company's executive compensation program is to attract, retain and motivate qualified executives to manage the business of the Company so as to maximize profits and stockholder value. In order to enhance the effectiveness of the compensation package provided to the Company's executives, the Compensation Committee of the Board of Directors engaged Compensation Resources, Inc., a nationally recognized human resource consulting firm, to assist in the review of PDI's current compensation methods, and to make recommendations regarding the modification of the compensation elements within the Executive Compensation package. After careful analysis of the Company's needs and an examination of the competitive practices among peer organizations, the Board approved the adoption of the Variable Incentive Compensation Plan, an annual incentive plan providing incentives to officers based on performance tied to the success and growth of PDI. In addition, the Board adopted deferred compensation arrangements, which provide for the deferral of cash compensation by the executive to be used towards his or her retirement.

      The executive compensation package is made up of a number of key elements which address current and future competitive and performance issues. These include the executive's annual base salary, an annual incentive opportunity under the Variable Incentive Compensation Plan and awards under the Company's Stock Option Plan. The Compensation Committee annually considers and makes recommendations to the Board of Directors as to changes in these plans, as well as considering the addition of new compensation components that are consistent with the Company's goal of being the "Employer of Choice." In recommending any changes to the annual compensation of executive officers of the Company, the Compensation Committee considers the overall performance of the Company, the performance of the division of the

Company for which the executive has responsibility, and the individual contribution and performance of the executive. While increases in shareholders' value is considered important by the Compensation Committee, the compensation program focuses on the Company's strategic plans, corporate performance, and the Company's ability to attract and retain highly qualified professional managers.

Annual Incentive Program

      The Company's officers, executives and senior management are eligible to participate in the PDI Variable Incentive Compensation Plan ("VICP"). Under this plan, participants can earn annual awards based on the financial and strategic performance of PDI, as measured by metrics that accurately reflect the Company's desired growth and business objectives. Participants are evaluated based on their contributions to the success of their functional area, as well as on their achievement of individual performance objectives. Annual performance measures and relative targets are determined prior to the beginning of each Plan Year, based on PDI's business focus, and may change from year to year. Each Participant's target bonus is expressed as a percentage of his or her base salary, dependent on responsibility and function. Target Awards are payable when 100% of all measures are achieved; however, awards are payable under the plan only if pre-defined minimum performance levels are met. If performance targets are exceeded, a participant may earn additional VICP awards, determined by the extent that the performance exceeds the Target. Awards under the VICP are subject to the determination and final approval of the Compensation Committee and Board of Directors.

Deferred Compensation

      In order to complement the total compensation package of its key employees, in December 1999, the Compensation Committee adopted the Officer and Director Deferred Compensation Plan, covering officers, selected highly compensated executives, and members of the Board of Directors. Subsequently, the Committee adopted the Senior Management Deferred Compensation Plan, covering selected senior management. The purpose of each of the Plans is to allow participants to defer receipt of current cash compensation, which would allow them to maximize deferrals that could not otherwise be put into Qualified Plans such as the 401(k), and to assist them in their financial planning. The Officer and Director Plan also allows members of the Board of Directors to defer Board fees.

      For each Plan Year of participation, a Participant may make an irrevocable election to defer all or a portion of his or her Cash Compensation. The Company may, but is not required to, make supplemental contributions on a totally discretionary basis. A Participant is immediately 100% vested in his/her account with respect to the Cash Compensation deferred that he/she would have received, had it not been deferred; Company contributions, if any, would vest to the Participant over a five (5) year period. A Deferred Account will be established for each Participant in a Grantor "Rabbi" Trust that tracks deferrals and any interest that may be accrued, and will be held under a trust to be established by and between the Company and a named trustee. All funds within a Participant's Deferred Account remain subject to the claims of the creditors of the Company regardless of vesting, in the event of the Company's bankruptcy or insolvency.

Compensation of the Chief Executive Officer

      Mr. Saldarini's base salary of $283,254 was paid in accordance with his Employment Agreement with the Company entered into in April 1998. Mr. Saldarini's Employment Agreement provides for bonuses and incentive compensation in the discretion of the Board of Directors or a Committee thereof. Based upon the Company's strong performance in 1999 as reflected in its performance relative to the companies that comprise both the Nasdaq Stock Market Index and the Company's Peer Industry Index, as well as specific performance benchmarks established by the Compensation Committee, Mr. Saldarini was awarded a bonus of $450,000 for his performance in 1999.

      Section 162(m) of the Internal Revenue Code of 1996, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation over $1 million paid to the Company's chief executive officer and four other most highly compensated executive officers, unless the compensation is considered performance based. The compensation disclosed in this Proxy Statement does not exceed the $1 million limit, and executive compensation for 2000 is also expected to qualify for deductibility. The Company currently intends to structure the performance-based portion of its executive officers' compensation to achieve maximum deductibility under Section 162(m) of the Code with minimal sacrifices in flexibility and corporate objective.

                         Respectfully submitted,

                         Professional Detailing, Inc. Compensation Committee
                         Jan Martens Vecsi, (Chairperson), Gerald J. Mossinghoff and John M. Pietruski

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

      Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock, based on the market price of the Company's Common Stock with the total return of companies included within the Nasdaq Stock Market Index and a peer group of companies engaged in contract sales and outsourcing for the pharmaceutical industry (the "Peer Industry Index") for the period commencing May 20, 1998 and ending December 31, 1999. The members of the Peer Industry Index are Boron Lepore & Associates, Inc., Quintiles Transnational Corp. and Ventiv Health, Inc. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Nasdaq Stock Market Index and the Peer Industry Index on May 20, 1998, the first day of trading of the Company's Common Stock, and the reinvestment of all dividends.

[The following is the data to be set forth in graph form]

                                          5/20/98      12/31/98       12/31/99
                                          -------      --------       --------

Nasdaq Stock Market Index                 $100.00       $125.04        $228.15

Peer Industry Index                       $100.00       $ 96.62        $ 35.97

Professional Detailing, Inc.              $100.00       $130.64        $138.44

                                     [GRAPH]

             Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with.

                                     GENERAL

      The management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such other matters is conferred by such proxies upon the persons voting them.

      The Company expects representatives of PricewaterhouseCoopers LLP, the Company's independent auditors, to be present at the Annual Meeting and to respond to pertinent questions of stockholders.

      The Company will bear the cost of preparing, assembling and mailing the Proxy, Proxy Statement and other material which may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mail, officers and regular employees may solicit the return of proxies. The Company may reimburse persons holding stock in their names or in the names of other nominees for their expenses in sending proxies and proxy material to principals. Proxies may be solicited by mail, personal interview, telephone and telegraph.

      The Company will provide without charge to each person being solicited by this Proxy Statement, on the written consent of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 1999 (as filed with the Securities and Exchange Commission) including the financial statements thereto. All such requests should be directed to Bernard C. Boyle, Secretary, Professional Detailing, Inc., 10 Mountainview Road, Upper Saddle River, New Jersey 07458.

      All proposals of stockholders intended to be included in the proxy statement to be presented at the 2000 Annual Meeting of Stockholders must be received at the Company's executive offices no later than January 10, 2001 and should be directed to the Secretary of Professional Detailing, Inc.

                                        By Order of the Board of Directors

                                        Bernard C. Boyle, Secretary

May 10, 2000

                                   Appendix A

                          PROFESSIONAL DETAILING, INC.

                    2000 OMNIBUS INCENTIVE COMPENSATION PLAN

                                Table Of Contents

Section                                                                   Page #
-------                                                                   ------

1.    Purpose of the Plan.................................................    A1
2.    Definitions.........................................................    A1
3.    Stock Subject to the Plan...........................................    A4
4.    Administration of the Plan..........................................    A4
5.    Eligibility.........................................................    A6
6.    Stock Option Plan...................................................    A5
7.    Stock Appreciation Rights (SARs)....................................    A5
8.    Restricted Stock....................................................    A9
9.    Stock Bonuses.......................................................   A11
10.   Cash Bonuses........................................................   A11
11.   Executive Stock Purchase Plan.......................................   A12
12.   Employee Stock Purchase Plan........................................   A14
13.   Other Equity-Based Awards...........................................   A16
14.   Right of Recapture..................................................   A16
15.   Adjustment Upon Changes in Company Stock............................   A17
16.   Rights as a Stockholder.............................................   A18
17.   No Special Employment Rights; No Right to Stock Award...............   A18
18.   Securities Matters..................................................   A19
19.   Withholding Taxes...................................................   A19
20.   Amendment or Termination of the Plan................................   A20
21.   No Obligation to Exercise...........................................   A20
22.   Transfers Upon Death................................................   A20
23.   Expenses and Receipts...............................................   A20
24.   Compliance with Rule 16b-3..........................................   A21
25.   Limitations Imposed by Section 162(m)...............................   A21
26.   Failure to Comply...................................................   A21
27.   Effective Date of the Plan..........................................   A21
28.   Term of the Plan....................................................   A22
29.   Separability Provisions.............................................   A22
30.   Applicable Law......................................................   A22

1.    Purpose of the Plan

      The purpose of the Professional Detailing, Inc. (PDI) 2000 Omnibus Plan is to provide a flexible framework that will permit the Board to develop and implement a variety of stock-based programs based on changing needs of the Company, its competitive market, and regulatory climate.

      The Board of Directors and Senior Management of PDI believe it is in the best interest of its shareholders for officers, employees, and Board Members of the Company to own stock in PDI and that such ownership will enhance the Company's ability to attract highly qualified personnel, strengthen its retention capabilities, enhance the long-term performance of the Company and its subsidiaries, to vest in Participants a proprietary interest in the success of the Company and its subsidiaries, and to provide certain "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code.

2.    Definitions

      As used in the Plan, the following definitions apply to the terms indicated below:

      (a) "Account" shall mean an account established in the Participant's name to track Stock Awards and/or Loans to that Participant.

      (b) "Affiliate" shall mean an entity (whether or not incorporated), controlling, controlled by or under common control with the Company.

      (c) "Award Agreement" shall mean an agreement, in such form and including such terms as the Committee in its sole discretion shall determine, evidencing a Stock Award.

      (d) "Beneficiary" shall mean upon the employee's death, the employee's successors, heirs, executors and administrators, as the case may be.

      (e) "Black Scholes Option Pricing Model" shall mean the model developed by Fischer Black and Myron Scholes to determine the value of a stock option.

      (f) "Board of Directors" shall mean the Board of Directors of Professional Detailing, Inc.

      (g) "Bonus Option" shall mean an Option (whether an Incentive Stock Option or a Non-Qualified Stock Option) that is granted pursuant to the PDI Variable Incentive Compensation Plan (VICP) as discussed in
            Section 5 and Section 8 hereof.

      (h) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 10 hereof.

      (i) "Cause" shall mean: (a) the Participant's conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) conduct of the Participant related to the Participant's employment for which either criminal or civil penalties against the Participant or the Company may be sought; (c) material violation of the Company's policies, including, but not limited to those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; (d) serious neglect or misconduct in the performance of the Participant's duties for the Company or willful or repeated failure or refusal to perform such duties.

            Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant's employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant's termination of employment (whether voluntary or involuntary) without Cause, it is discovered that the Participant's employment could have been terminated for Cause, such Participant's employment shall be deemed to have been terminated for Cause. A Participant's termination of employment for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.


                                      -A1-

      (j) "Change in Control" shall mean the occurrence of any one of the following:

                  (i) any person, including a group or entity, becoming the beneficial owner of, or acquiring the power to direct the exercise of voting power with respect to, directly or indirectly, securities which represent fifty percent (50%) or more of the combined voting power of the Company's outstanding securities thereafter; or

                  (ii) the Incumbent Directors ceasing at any time to constitute a majority of the Board of Directors of the Company; or

                  (iii) the stockholders of the Company approving a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company immediately prior to the merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of any new company or surviving or parent entity outstanding immediately after such merger or consolidation; or

                  (iv) the stockholders of the Company approving an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

            For purposes of this provision, "Incumbent Director" shall mean any member of the Board of Directors serving at January 1, 2000, or one elected thereafter if nominated by at least two-thirds of the then Incumbent Directors.

      (k)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (l) "Committee" shall mean the Compensation Committee of the Board of Directors; provided, however, that the Committee shall at all times consist of two or more persons, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code.

      (m) "Company" shall mean Professional Detailing, Inc. or any successor thereto. References to the Company also shall include the Company's Affiliates unless the context clearly indicates otherwise.

      (n)   "Company Stock" shall mean the common stock of the Company.

      (o) "Disability" shall mean a disability described in Section 422(c)(6) of the Code. The existence of a Disability shall be determined by the Committee in its absolute discretion.

      (p) "Discretionary Option" shall mean an Option (whether an Incentive Stock Option or a Non-Qualified Stock Option) that is granted by the Committee pursuant to Section 6 hereof.

      (q) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

      (r) "Fair Market Value" shall mean, with respect to a share of Company Stock on an applicable date:

                  (i) If the principal market for the Company Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Company Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

                  (ii) If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Company Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next


                                      -A2-
                        preceding day on which there were quotations, provided that such quotations shall have been made within the ten
                        (10) business days preceding the applicable date; or,

                  (iii) In the event that neither paragraph (i) nor (ii) shall apply, the Fair Market Value of a share of Company Stock on any day shall be determined in good faith by the Committee in a manner consistently applied.

      (s) "Immediate Family Members" shall mean a Participant's spouse, child(ren) and grandchild(ren).

      (t) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

      (u) "Interest" shall mean the amount of interest accrued on the Executive Stock Purchase Loan made to a Participant during the relevant period. Interest on an Executive Stock Purchase Loan shall accrue at a fixed rate per quarter during the entire term of the relevant loan. The interest rate shall be equal to the US Government rate for Treasury "T" Bills as of the date the loan is executed.

      (v) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock, Stock Options, or similar grants under this Plan shall be issued by the Company.

      (w) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option within the meaning of Section 422 of the Code.

      (x) "Offer Date" shall mean the date on which the Committee grants a Participant a Stock Purchase Award pursuant to the Plan.

      (y) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to this Omnibus Plan.

      (z) "Option Agreement" shall mean an Award granted under Section 14 and is an Option within the meaning of Section 423 of the Code.

      (aa) "Participant" shall mean an employee of the Company who is eligible to participate in the Plan and to whom a Stock Award, grant, and/or Loan is granted pursuant to the Plan.

      (bb) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

      (cc) "Plan" shall mean this PDI 2000 Omnibus Plan, as it may be amended from time to time.

      (dd) "Retirement" means termination of employment from the Company by a Participant whose age and years of service together equal 65.

      (ee) "Restricted Stock" shall mean a share of Company Stock that is granted pursuant to the terms of Section 8 hereof and that is subject to the restrictions set forth in Section 8(c) hereof for so long as such restrictions continue to apply to such share.

      (ff) "SAR" shall mean a Stock Appreciation Right which shall mean the right to receive in cash the Fair Market Value of a share of Company Stock, which right is granted pursuant to Section 7 hereof and subject to the terms and conditions contained therein.

      (gg) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

      (hh) "Stock Award" or "Award" shall mean an Option, SAR, share of Restricted Stock, Stock Bonus, Cash Bonus, Stock Purchase or other equity-based award granted pursuant to the terms of the Plan.

      (ii) "Stock Bonus" shall mean a grant of a bonus payable in shares of Company Stock pursuant to Section 9 hereof.


                                      -A3-

      (jj) "Stock Purchase Loan" or "Loan" shall mean the loan used to exercise a stock purchase Award, the sum of which is equal to the number of shares of Stock in a Participant's Executive Stock Purchase Award multiplied by the Stock Price.

      (kk) "Stock Purchase Loan Term" shall mean the period for repayment and satisfaction of an Executive Stock Purchase Loan, such period to be not shorter than eight (8) years from the Acceptance Date.

      (ll) "Subsidiary" shall mean a company (whether a corporation, partnership, joint venture or other form of entity) in which the Company, or a company in which the Company owns a majority of the shares of capital stock directly or indirectly, owns an equity interest of fifty percent (50%) or more shall have the same meaning as the term "Subsidiary Corporation" as defined in Section 424(f) of the Code.

      (mm) "Vesting Date" shall mean the date established by the Committee on which a Participant has the ability to acquire all or a portion of a grant of a Stock Option or SAR or the date upon which the restriction on a Restricted Stock grant shall lapse.

3.    Stock Subject to the Plan

      (a)   Plan Limit

      Subject to adjustment as provided in Section 15 hereof, the Committee may grant Stock Awards hereunder with respect to shares of Company Stock that in the aggregate do not exceed 1.5 million shares. The grant of a SAR shall not reduce the number of shares of Company Stock with respect to which Stock Awards may be granted pursuant to the Plan. Stock Awards granted under the Plan shall count against the foregoing limits at the time they are granted but shall again become available for grant under the Plan as follows:

                  (i) To the extent that any Options, together with any related rights granted under the Plan, terminate, expire or are canceled without having exercised the shares covered by such Options shall again be available for grant under the Plan.

                  (ii) To the extent any shares of Restricted Stock or any shares of Company Stock granted as a Stock Bonus are forfeited or canceled for any reason, such shares (together with any related Cash Bonuses) shall again be available for grant under the Plan.

            Shares of Company Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

      (b)   Individual Limit

      Subject to adjustment as provided in Section 15 hereof, the Committee shall not grant any one Participant Stock Awards hereunder with respect to more than 100,000 shares of Company Stock, which limit shall include any shares represented by a Stock Award that has been cancelled. Such Stock Awards may be made up entirely of any one type of Stock Award or any combination of types of Stock Awards available under the Plan, in the Committee's sole discretion. The grant of a SAR shall not reduce the number of shares of Company Stock with respect to which Stock Awards may be granted to any Participant pursuant to the Plan.

4.    Administration of the Plan

      (a) The Plan shall be administered by the Committee. The Committee shall from time to time develop and implement specific stock-based plans that are consistent with the intent and specific terms of the framework created by this Omnibus Plan. The Committee shall have full authority to administer the Plan, including authority to designate the individuals who shall be granted Stock Awards and the amount and type of such Stock Awards, interpret and construe any provision of the Plan and the terms of any Stock Award issued under it, to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate, and to delegate such administrative responsibilities as it deems appropriate, provided, however, that the Committee shall retain the responsibility to designate the Stock Award recipients and the amount and type of such Stock Awards. Decisions of the Committee shall be final and binding on all parties. The


                                      -A4-

            Committee's determinations under the Plan may, but need not, be uniform and may be made on a Participant-by-Participant basis (whether or not two or more Participants are similarly situated).

      (b) The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option or SAR granted under the Plan becomes exercisable or otherwise adjust any of the terms of such Option or SAR (except that no such adjustment shall, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Stock Award unless the Committee determines that such adjustment is necessary or appropriate to prevent such Stock Award from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code), (ii) or accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock granted under the Plan or otherwise adjust any of the terms of such Restricted Stock.

      (c) Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee in its absolute discretion, subject to applicable law.

      (d) No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.    Eligibility

      The persons who shall be eligible to receive Stock Awards pursuant to the Plan shall be such officers and salaried employees of the Company and its subsidiaries (including employees who are also directors and prospective salaried employees conditioned on their becoming salaried employees), non-employee members of the Board of Directors, and such consultants to the Company and its subsidiaries as the Committee shall select in its discretion.

      Participation shall also include any Participant in the PDI Variable Incentive Compensation Plan (VICP) who foregos a portion of his or her earned award under the VICP and who would receive a Stock Award in lieu thereof. Individuals who are not (or are not expected to be) classified as employees of the Company for purposes of the Company's payroll shall not be eligible to receive Stock Awards under the Plan, except as noted above.

6.    Stock Option Plan

      The Committee may grant Discretionary Options and Bonus Options pursuant to the Plan. Each Option shall be evidenced by an Award Agreement in such form and including such terms as the Committee shall from time to time approve. Except as provided in Section 6 hereof, Options shall comply with and be subject to the following terms and conditions:

      (a)   Identification of Options

      Each Option granted under the Plan shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option and as either a Discretionary Option or a Bonus Option. In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option and a Discretionary Option.

      (b)   Exercise Price

      The exercise price-per-share of any Stock Award or Option granted under the Plan shall be such price as the Committee shall determine which shall not be less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Stock Award or Option is granted, except as permitted in connection with the issuance of Options in a transaction to which Section 424(a) of the Code applies, or to the extent any compensation payable in respect of an Option is intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code.


                                      -A5-

      (c)   Term and Exercise of Options

            (1) Unless otherwise provided in the applicable Award Agreement and subject to Section 6(g) hereof, each Discretionary Option shall first be exercisable with respect to a number of shares of Company Stock as close as possible to 1/3 of the shares of Company Stock subject to such Discretionary Option on each of the first, second and third anniversaries of the date such Discretionary Option is granted, and shall remain exercisable until the expiration of ten (10) years from the date such Discretionary Option was granted; provided, however, that each Discretionary Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan. Each Bonus Option shall be exercisable immediately on the date such Bonus Option is granted.

            (2) Each Option shall be exercisable in whole or in part; provided, however, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000 unless such partial exercise represents the entire unexercised portion of the Option or the entire portion of the Option that is then exercisable. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the Award Agreement evidencing such Option and any related SARs shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

            (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the Award Agreement or Agreements evidencing the Option and any related SARs, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Award Agreement or Agreements shall be returned to him. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either:

                  (i) in cash, by certified check, bank cashier's check or wire transfer; or

                  (ii) unless provided otherwise in the applicable Award Agreement, in shares of Company Stock owned by the Participant (which, if acquired pursuant to the exercise of a stock option, were acquired at least six months prior to the option exercise date) and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Company Stock with the balance in cash, by certified check, bank cashier's check or wire transfer; or

                  (iii) unless provided otherwise in the applicable Award
                        Agreement, pursuant to procedures adopted by the Committee whereby the Participant, by a properly written notice, shall direct (A) an immediate market sale or margin loan respecting all or a part of the shares of Company Stock to which the Participant is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price, (B) the delivery of the shares of Company Stock from the Company directly to the brokerage firm, and (C) the delivery of the exercise price from the sale or margin loan proceeds from the brokerage firm directly to the Company; or

                  (iv) at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe.

      Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

            (4) The Company may, in the sole discretion of the Committee, make loans to individual Participants in such amounts and on such terms as may be approved by the Committee, for the purpose of financing the exercise of a Discretionary Option, provided that any such loan shall be made with full recourse


                                      -A6-
                  to such Participant, shall be secured by the Company Stock received by such Participant upon exercise, and shall bear an interest rate sufficient to avoid imputed income under applicable provisions of the Code.

            (5) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her Beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his or her Beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Option is exercised.

            (6) Except as otherwise provided in an applicable Award Agreement, during the lifetime of a Participant each Option granted to a Participant shall be exercisable only by the Participant and no Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may at its sole discretion on a case by base basis, in any applicable agreement evidencing an Option (other than, to the extent inconsistent with the requirements of Section 422 of the Code, an Incentive Stock Option), permit a Participant to transfer all or some of the Options to (i) the Participant's Immediate Family Members, or (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

      (d)   Limitations on Grant of Incentive Stock Options

            (1) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of any stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company (and any plans of any "Subsidiary Corporation" or "parent corporation" of the Company within the meaning of Section 424 of the Code) are first exercisable by any employee during any calendar year shall exceed the maximum limit, if any, imposed from time to time under section 422 of the Code, such Options in excess of such limit shall be treated as Non-Qualified Stock Options. In such an event, the determination of which Options shall remain Incentive Stock Options and which shall be treated as Non-Qualified Stock Options shall be based on the order in which such Options were granted. All other terms and provisions of such Options that are deemed to be Non-Qualified Stock Options shall remain unchanged.

            (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its "Subsidiary Corporations" (within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

      (e)   Effect of Termination of Employment

            (1) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate for any reason other than Retirement, Cause, Disability or death (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of 90 days after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

            (2) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate on account of the death of the Participant, all Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable (pursuant to Section 22 hereof) until the expiration of one year after such termination, on which date they shall expire.


                                      -A7-

            (3) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate on account of the Disability or Retirement of the Participant, all Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire.

            (4) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the effective date of such termination (or deemed termination in accordance with Section 2(h)).

      (f)   Effect of Change in Control

      Upon the occurrence of a Change in Control, all vested Options at such time shall become fully and immediately exercisable at the date of termination.

7.    Stock Appreciation Rights (SARs)

      The Committee may grant SARs pursuant to the Plan, which SARs shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve. SARs shall comply with and be subject to the following terms and conditions:

      (a)   Exercise Price

      The exercise price of any SAR granted under the Plan shall be determined by the Committee at the time of the grant of such SAR.

      (b)   Benefit Upon Exercise

            (1) The exercise of a SAR with respect to any number of shares of Company Stock shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the exercise date over (ii) the exercise price of the SAR.

            (2) All payments under this Section 7(b) shall be made as soon as practicable, but in no event later than five business days, after the effective date of the exercise of the SAR.

      (c)   Term and Exercise of SARs

            (1) Each SAR shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee and set forth in the agreement evidencing such SAR; provided, however, that no SAR shall be exercisable after the expiration of ten years from the date such SAR was granted; and, provided, further, that each SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

            (2) Each SAR may be exercised in whole or in part; provided, however, that no partial exercise of a SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a SAR, the Award Agreement evidencing such SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such SAR, together with the payment described in Section 7(b)(1) or 7(b)(2) hereof.

            (3) A SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Award Agreement evidencing the SAR, shall specify the number of shares of Company Stock with respect to which the SAR is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business


                                      -A8-
                  day immediately preceding the effective date of the proposed exercise, in which case the Award Agreement evidencing the SAR shall be returned to him.

            (4) Except as otherwise provided in an applicable Award Agreement, during the lifetime of a Participant, each SAR granted to a Participant shall be exercisable only by the Participant and no SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable Award Agreement evidencing a SAR, permit a Participant to transfer all or some of the SAR to (i) the Participant's Immediate Family Members, or (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

      (d)   Effect of Termination of Employment

            (1) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate for any reason other than Retirement, Cause, Disability or death (i) SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of 90 days after such termination, on which date they shall expire, and (ii) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no SAR shall be exercisable after the expiration of its term.

            (2) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate on account of the death of the Participant (i) SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no SAR shall be exercisable after the expiration of its term.

            (3) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate on account of the Retirement or Disability of the Participant (i) SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three years after such termination, on which date they shall expire, and (ii) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no SAR shall be exercisable after the expiration of its term.

            (4) In the event of the termination of a Participant's employment for Cause, all outstanding SARs granted to such Participant shall expire at the commencement of business on the effective date of such termination.

      (e)   Acceleration of Exercise Date Upon Change in Control

      Upon the occurrence of a Change in Control, any SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

8.    Restricted Stock

      The Committee may grant shares of Restricted Stock pursuant to the Plan, and consistent with the terms of the VICP, a portion of a Participant's earned bonus may be granted in the form of Restricted Stock. Each grant of shares of Restricted Stock shall be evidenced by an Award Agreement in such form and containing such terms and conditions and subject to such agreements or understandings as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:


                                      -A9-

      (a)   Issue Date and Vesting Date

      At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 8(c) and 8(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 9(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 8(b) hereof are satisfied, and except as provided in Sections 8(c) and 8(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 8(c) hereof shall cease to apply to such share.

      (b)   Conditions to Vesting

      At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve such performance criteria including, but not limited to the period of active service as the Committee may specify at the time of the grant of such shares.

      (c)   Restrictions on Transfer Prior to Vesting

      Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

      (d)   Issuance of Certificates

            (1) Except as provided in Sections 8(c) or 8(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                        The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the PDI 2000 Omnibus Plan and an Agreement entered into between the registered owner of such shares and PDI. A copy of the Plan and Agreement is on file in the office of the Secretary of PDI, 10 Mountainview Road, Suite C200, Upper Saddle River, NJ 07458.

                  Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

            (2) Each certificate issued pursuant to Section 8(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company (which custodian may be the Company). The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

      (e)   Consequences Upon Vesting

      Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 8(d)(1) hereof, together with any other property of the Participant held by the custodian pursuant to Section 15(b) hereof.


                                     -A10-

      (f)   Effect of Termination of Employment

            (1) In the event that the employment of a Participant with the Company shall terminate for any reason (other than a termination that is, or is deemed to have been, for Cause) prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall initially be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 8(b). Such proportion may be equal to zero. In the absence of any such provision in an agreement evidencing an Award of Restricted Stock, the termination of a Participant's employment with the Company for any reason (including death or Disability) shall cause the immediate forfeiture of all shares of Restricted Stock that have not vested as of the date of such termination.

            (2) In the event a Participant's employment is or is deemed to have been terminated for Cause, all shares of Restricted Stock granted to such Participant that have not vested as of the effective date of such termination immediately shall be forfeited.

      (g)   Effect of Change in Control

      Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred), or been canceled or forfeited pursuant to any provision hereof, immediately shall vest.

      (h)   Voting Rights and Dividends

            (1) The Participant shall have the right to vote all shares of Restricted Stock during the period the restriction is enforced. Whenever such voting rights are to be exercised, the Company shall provide the Participant with the same notices and other materials as are provided to other holders of the Stock, and the Participant shall be provided adequate opportunity to review the notices and material and vote the Restricted Stock allocated to him or her.

            (2) Dividends will be authorized by the Company to be paid to the Participant during the period the restriction is enforced, subject to the same restrictions as the underlying shares upon which the restriction is declared.

9.    Stock Bonuses

      The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time (including a future date selected by the Committee at the time of grant) and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. By way of example and not by way of limitation, the Committee may require, as a condition to the payment of a Stock Bonus, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant. Certificates for shares of Company Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid. Prior to the date on which a Stock Bonus awarded hereunder is required to be paid, such Award shall constitute an unfunded, unsecured promise by the Company to distribute Company Stock in the future.

10.   Cash Bonuses

      The Committee may, in its absolute discretion, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, grant a Cash Bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such grant of Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.


                                     -A11-

11.   Executive Stock Purchase Plan

      The Committee may grant Stock Awards pursuant to the Plan, which Stock Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve. Stock Awards shall comply with and be subject to the following terms and conditions:

      (a)   Grant of Executive Stock Purchase Award

      Stock Awards may be granted either alone or in addition to other Awards granted under the Plan. A Stock Award shall consist of the right to purchase Stock of the Company and to pay for such Stock through the issuance of a Stock Purchase Loan. A Participant shall have until 5:00 P.M. on the twentieth (20th) business day following his or her Offer Date to accept a Stock Award and sign an Award Agreement relating to the Stock Award, as well as required documents related to the Stock Purchase Loan.

      (b)   Stock Purchase Loan

            (1) The Company shall provide a full recourse Loan to each Participant equal to the Stock Purchase Price. Such Loan is for a term of eight (8) years and is to be used exclusively for the purchase of Company Stock in conjunction with the Stock Award.

            (2) Interest shall accrue at the end of each quarter of the year, on the outstanding Loan balance at the end of that quarter at a rate equal to the average US Government Treasury ("T") Bill rate during that quarter.

            (3) The Company shall credit at the end of each quarter any stock dividends payable for that quarter to which the Participant would be eligible on the Company Stock maintained in his or her Account, against the amount of Interest that is due. Any stock dividend payable to the Participant in excess of the Interest shall be paid to the Participant unless the Participant directs in writing to the Controller prior to the end of the quarter, in which case the excess dividend shall be credited against any outstanding Loan principal.

            (4) The Company shall forgive one sixteenth (6.25%) of the face amount of the Loan at the beginning of each year, beginning on the first anniversary of the Stock Award granted, if performance targets as established by the Board for the prior year have been satisfied for such Plan year. The provisions of a Stock Purchase Loan, to include but not limited to forgiveness, performance targets and number of years, are subject to sole determination of the Board and Committee, as appropriate.

            (5) There shall be no requirement for the Participant to satisfy the Loan until the end of the eight (8) year period. The Participant may, at his or her own discretion, choose to pay down the principal amount of the Loan, and thereby reduce the amount of Loan Interest that is payable.

            (6) The Participant's Company Stock pursuant to the Stock Award shall be held by the Company as collateral for any unpaid Loan balance outstanding.

            (7) In the event the Participant voluntarily terminates employment prior to the end of the eight (8) year period, the Participant shall have thirty (30) days following the date of termination during which he or she must repay any outstanding Loan. The Company shall retain the Company Stock held as collateral until the Loan has been satisfied. At the conclusion of the thirty (30) day period, the Participant shall forfeit all or a portion of the Company Stock necessary to satisfy any unpaid Loan balance. In the event that the Company Stock held as collateral is insufficient to satisfy the Loan and any outstanding interest, the Participant shall be liable for payment of the excess.

            (8) In the event the Participant terminates as a result of a Change in Control of the Company as defined, forgiveness of any outstanding Loan as indicated shall be accelerated as though the eight (8) year Plan period had occurred. Any outstanding Loan balance must be repaid within one (1) year following the date of termination and the Company shall retain the said Company Stock as collateral until the Loan has been satisfied. At the conclusion of the one (1) year period the Participant shall forfeit all or a portion of the Company Stock necessary to satisfy any unpaid Loan balance. In the


                                     -A12-
                  event that the Company Stock held as collateral is insufficient to satisfy the Loan and any outstanding interest, the Participant shall be liable for payment of the excess.

            (9) In the event the Participant is terminated by the Company due to reduction-in-force or poor performance prior to the end of the eight (8) year period, any outstanding Loan must be repaid within one (1) year following the date of termination, and the Company shall retain the Stock Award held as collateral until the Loan has been satisfied. At the conclusion of the one (1) year period the Participant shall forfeit all or a portion of the Company Stock necessary to satisfy any unpaid Loan balance. In the event that the Company Stock held as collateral is insufficient to satisfy the Loan and any outstanding interest, the Participant shall be liable for payment of the excess.

            (10) If the Participant is terminated for Cause including: willful misconduct, fraud, theft of Company property, or acts of a similar nature, the Participant will forfeit any Company Stock issued pursuant to the Award made to the Participant under this Plan for which any portion of the Loan has not been paid at the time of termination. In the event that the Company Stock held as collateral is insufficient to satisfy the Loan and any outstanding interest, the Participant shall be liable for payment of the excess.

            (11) In the event the Participant terminates due to death or Disability prior to the end of the plan years, forgiveness of any outstanding Loan as indicated shall be accelerated as though the eight (8) year Plan period had occurred and any Company Stock not held as collateral shall be distributed to the Participant or his or her Beneficiary in the event of his or her death. The Participant or his or her Beneficiary may satisfy any outstanding Loan within one (1) year following the date of termination, at which time the remaining Company Stock held as collateral shall be distributed. In the event that the stock held as collateral is insufficient to satisfy the Loan and any outstanding interest, the Participant and/or his or her Beneficiary shall be liable for payment of the excess.

      (c)   Awards

            (1) The size of Awards to individual Participants shall be determined by the Committee in consultation with the President/Chief Executive Officer.

            (2) The Committee at its discretion may grant one or more Awards under the Plan to Participants at the beginning of the eight
                  (8) year period. There shall be no requirement for the Committee to grant additional Awards. If additional Stock Awards are made at the discretion of the Committee, the Awards shall be for another eight (8) year period from the date of the new Award.

      (d)   Adjustments to Stock

      In the event of any change in the outstanding Company Stock of the Company for the reason of a stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or any similar transaction, the number of shares of Company Stock which may be or have been awarded under this Plan may be adjusted to prevent dilution or enlargement of the rights to the Participants under this Plan, at the sole determination of the Committee.

      (e)   Account and Notification

            (1) The Company shall establish an Account which indicates the total number of shares of Company Stock held for a Participant, the original and remaining balance of the Participant's Loan, Company Stock held as collateral for the Loan, dividend payments, and related financial information.

            (2) The Company shall issue an annual written statement to each Participant within sixty (60) days following the end of each year, in which there is indicated all related transactions, the number of shares held in the Participant's Account, the amount of any outstanding Loan, accrued Interest, and other related information.


                                     -A13-

      (f)   Distribution of Account

      The Stock Award shares credited to the Participant's Account shall be distributed to the Participant at the end of the eight (8) year period assuming
(i) the Participant is actively employed by the Company at the end of the eight
(8) year period, and (ii) the Loan has been satisfied.

      (g)   Covenants

            (1) A Participant may not assign, pledge, sell, or encumber any Stock Award shares being held by the Company as collateral for a Loan, until the Loan has been fully satisfied, and until after the eight (8) year Plan period has expired, except that a Participant may designate a Beneficiary as provided for in the Plan.

            (2) The Participant may submit to the Committee a written request to sell or otherwise pledge Stock Award shares prior to the date specified in which case the Committee shall consider the circumstances and in its sole and final judgment, determine if an exception shall be made.

      (h)   Voting Rights and Dividends

            (1) The Participant shall have the right to vote all shares of Company Stock held under the Plan in his or her Account.

            (2) Whenever such voting rights are to be exercised, the Company shall provide the Participant with the same notices and other materials as are provided to other holders of the Company Stock, and the Participant shall be provided adequate opportunity to review the notices and material and vote the Company Stock allocated to his or her Account.

            (3) Any dividends paid by the Company shall be credited to the Participant's Account equal to the number of shares of Company Stock held in the Account, and the dividend shall be automatically credited against the Loan Interest accrued during that quarter. Any dividend which is in excess of the Interest shall be paid to the Participant unless the Participant has requested in writing that the dividend be used to reduce the Loan principal.

12.   Employee Stock Purchase Plan

      The Committee may grant Stock Awards pursuant to the Plan to all employees, which Stock Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve. Stock Awards shall comply with and be subject to the following terms and conditions:

      (a)   Company Stock Available for Awards

      The aggregate number of shares of Company Stock that may be granted as Options under the Employee Stock Purchase Plan shall be determined on an annual basis by the Committee. Shares shall be deemed to have been granted under the Plan only to the extent actually issued and delivered pursuant to the Stock Award. To the extent that a Stock Award lapses or the rights of the Participant terminate, any shares of Company Stock subject to such Stock Award shall again be available for the grant of future Stock Awards. Stock subject to adjustment with respect to shares of Company Stock subject to all grants then outstanding.

      (b)   Eligibility

      A Stock Award made pursuant to the Employee Stock Purchase Plan may be granted to an individual who, at the time of grant, is an employee of the Company or a Subsidiary and has been determined to be eligible for participation. An Award made pursuant to the Plan may be granted on more than one occasion to the same person; each Award shall be evidenced by a written instrument duly executed by or on behalf of the Company. Notwithstanding the foregoing, no employee of the Company or a Subsidiary shall be granted an Option if such employee, immediately after the Option is granted, owns stock possessing five percent (5%) or more of the total combined voting power or five percent (5%) or more of the value of all classes of stock of the Company or any Subsidiary. For the purpose of determining stock ownership, the rules of Section


                                     -A14-

424(d) of the Code shall apply. In addition, the Company Stock which the Participant may purchase under any outstanding Options shall be treated as stock owned by the Participant.

      The Committee may exclude the following employees from receiving Options under the Plan:

            (1) Employees who have been employed by the Company or a Subsidiary less than two (2) years;

            (2) Employees whose customary employment with the Company or a Subsidiary is twenty (20) hours or less per week;

            (3) Employees whose customary employment with the Company or a Subsidiary is not for more than five (5) months in any calendar year; and

            (4) Highly compensated employees within the meaning of Section 414(q) of the Code.

      (c)   Employee Stock Purchase Plan Stock Option Agreement

      Each Option shall be evidenced by an Option Agreement between the Company and the Participant which shall contain such terms and conditions as may be approved by the Committee and are consistent with Section 423 of the Code. The terms and conditions of the respective Option Agreements need not be identical. Each Option Agreement shall specify the effect of termination of employment, total and permanent Disability, Retirement or death on the exercisability of the Option. Under each Option Agreement, a Participant shall have the right to appoint any individual or legal entity in writing as his or her Beneficiary in the event of his or her death. Such designation may be revoked in writing by the Participant at any time and a new Beneficiary may be appointed in writing on the form provided by the Committee for such purpose. In the absence of such appointment, the Beneficiary shall be the legal representative of the Participant's estate.

      (d)   Option Period

      The term of each Option shall be as specified by the Committee at the date of grant and shall be stated in the Option Agreement; provided, however, that an Option may not be exercised after the expiration of:

            (1) Five (5) years from the date of such Option is granted if the Employee Stock Purchase Plan requires that the Option price must be not less than eighty-five percent (85%) of the Fair Market Value of the Company Stock at the time the Option is exercised; or

            (2) Twenty-Seven (27) months from the date such Option is granted if the Option provides for an Option Price in some other permissible manner under Section 423 of the Code (such as a flat dollar amount).

      (e)   Limitation on Exercise of Option

      An Option may be exercisable in whole or in such installments and at such times as determined by the Committee and the applicable term relating to the exercise of the option shall be stated in the Option Agreement and must be uniform for all employees with the following exceptions: (1) the Committee may limit the maximum number of Options that can be exercised under the Employee Stock Purchase Plan, and (2) the Committee may limit the amount of Option that all employees may be granted to a specified relationship to total compensation or the base or regular rate of compensation; and provided, however, that an Option may be exercised at the rate of at least twenty percent (20%) per year over five (5) years from the date it is granted.

      (f)   Special Limitation Regarding Exercise of Option

      No employee may be granted an Option which permits his or her rights to exercise Options under the Employee Stock Purchase Plan of the Company and subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time of grant) for each calendar year in which such Option is outstanding at any time. For the purpose of this rule:

            (1) The right to purchase Company Stock under an Option accrues when the Option (or any portion thereof) first becomes exercisable during the calendar year;


                                     -A15-

            (2) The right to purchase Company Stock under an Option accrues at the rate provided in the Option, but in no case shall such rate exceed $25,000 of Fair Market Value of such stock (determined at the time of grant) for any one calendar year; and

            (3) A right to purchase Company Stock which has accrued under one Option granted pursuant to the Plan may not be carried over to any other Option.

      The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations, and other administrative pronouncements which Options will not constitute Options under Section 423 of the Code because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination.

      (g)   Option Price

      The purchase price of Company Stock issued under each Option shall be determined by the Committee and shall be stated in the Option Agreement, but such purchase price shall not be less than the lesser of:

            (1) An amount equal to eighty-five percent (85%) of the Fair Market Value of the Company Stock at the time the Option is granted; or

            (2) An amount which under the terms of the Option may not be less than eight-five percent (85%) of the Fair Market Value of such Company Stock at the time of the exercise of the Option.

      (h) Options and Rights in Substitution for Stock Options Granted by Other Companies

      Options may be granted under the Plan from time to time in substitution for stock options held by employees of companies who become, or who became prior to the effective date of the Plan, employees of the Company or of any Subsidiary as a result of a merger or consolidation of the employing company with the Company, or such Subsidiary, or the acquisition by the Company or a Subsidiary of all or a portion of the assets of the employing company with the result that such employing company becomes a subsidiary.

      (i)   Awards

      The size of Awards to individual Participants shall be determined by the Committee in consultation with the President/Chief Executive Officer.

      (j)   Adjustments to Stock

      In the event of any change in the outstanding Company Stock of the Company for the reason of a stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or any similar transaction, the number of shares of Company Stock which may be or have been awarded under the Employee Stock Purchase Plan may be adjusted to prevent dilution or enlargement of the rights to the Participants under this Plan, at the sole determination of the Committee.

13.   Other Equity-Based Awards

      The Committee may grant other types of equity-based Awards in such amounts and subject to such terms and conditions, as the Committee shall in its sole discretion may determine, subject to the provisions of the Plan. Stock Awards may entail the transfer of actual shares of Company Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Company Stock.

14.   Right of Recapture

      If at any time within one year after the date on which a Participant exercises an Option, or Stock Appreciation Right or on which Restricted Stock vests or on which a Stock Bonus or a Cash Bonus was granted to a Participant, or on which income is realized by a Participant in connection with any other stock-based award (each of which events shall be a "realization event"), if the Committee determines in its discretion that the Company has been materially harmed by the Participant, whether such harm (a) results in the Participant's termination or deemed termination of employment for Cause or (b) results from any activity of the Participant determined by the Committee to be in competition with any activity of the Company, or otherwise


                                     -A16-
prejudicial, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the Participant from the realization event shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of a share of Company Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

15.   Adjustment Upon Changes in Company Stock

      (a)   Shares Available for Grants

      Subject to any required action by the stockholders of the Company, in the event of any change in the number of shares of Company Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Company Stock with respect to which the Committee may grant Stock Awards under Section 3 hereof shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Company Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Company Stock with respect to which Stock Awards may be granted under
Section 3 hereof as the Committee may deem appropriate. Any such adjustment pursuant to this Section 15(a) shall be made by the Committee, whose determination shall be final, binding and conclusive.

      (b)   Outstanding Restricted Stock

      Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise shall not vest until such share of Restricted Stock vests, and shall be promptly deposited with the custodian designated pursuant to Paragraph 15(d)(2) hereof.

      The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of a Participant under the grant.

      (c) Outstanding Options and SARs -- Increase or Decrease in Issued Shares Without Consideration

      Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Company Stock resulting from a subdivision or consolidation of shares of Company Stock or the payment of a stock dividend (but only on the shares of Company Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Company Stock subject to each outstanding Option, SAR, and the exercise price-per-share of Company Stock of each such Option and SAR. Any such adjustment pursuant to this Section 15(c) shall be made by the Committee, whose determination shall be final, binding and conclusive.

      (d)   Outstanding Options and SARs -- Certain Other Transactions

      In the event of (1) a dissolution or liquidation of the Company, (2) a sale of all or substantially all of the Company's assets, (3) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (4) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Company Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

                  (i) cancel, effective immediately prior to the occurrence of such event, each Option and SAR outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or SAR was granted an amount in cash, for each share of Company Stock subject to such Option o


                                     -A17-

                        SAR, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Company Stock as a result of such event over (B) the exercise price of such Option or SAR; or

                  (ii) provide for the exchange of each Option and SAR outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property which a holder of the number of shares of Company Stock subject to such Option or SAR would have received in such transaction and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the Participant to whom such Option or SAR was granted in partial consideration for the exchange of the Option or SAR.

      (e)   Outstanding Options and SARs -- Other Changes

      In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 15(b),
(c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options and SARs outstanding on the date on which such change occurs and in the per-share exercise price of each such Option, SAR as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each Option and SAR outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or SAR was granted an amount in cash, for each share of Company Stock subject to such Option or SAR, respectively, equal to the excess of (A) the Fair Market Value of Company Stock on the date of such cancellation over (B) the exercise price of such Option or SAR

      (f)   Effect of Loss of Affiliate Status

      If an entity ceases to be an Affiliate because the Company sells its interest in such entity to another party or parties, such event may constitute at the sole discretion of the Committee, a termination of employment from the Company and its Affiliates by Participants employed by such entity as of the date it ceases to be an Affiliate. The Committee may, but need not, adjust the provisions of the Plan related to the expiration of any Stock Awards not yet exercisable at termination of employment, as it considers appropriate in connection with the specific event resulting in loss of Affiliate status.

      (g)   No Other Rights

      Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to a Stock Award or the exercise price of any Option or SAR.

16.   Rights as a Stockholder

      No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Stock Award granted pursuant to this Plan until the date that the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in Section 16 hereof, no adjustment to any Stock Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

17.   No Special Employment Rights; No Right to Stock Award

      (a) Nothing contained in the Plan or any Stock Award shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to


                                     -A18-
            terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Award.

      (b) No person shall have any claim or right to receive a Stock Award hereunder. The Committee's granting of a Stock Award to a Participant at any time shall neither require the Committee to grant a Stock Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

18.   Securities Matters

      (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

      (b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Company Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.

19.   Withholding Taxes

      (a)   Cash Remittance

      Whenever shares of Company Stock are to be issued upon the exercise of an Option, the Company shall have the right to require the Participant to remit to the Company, in cash, an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of a SAR or the grant of a Cash Bonus, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

      (b)   Stock Remittance

      At the election of the Participant, subject to the approval of the Committee, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus in lieu of the remittance required by Section 19(a) hereof, the Participant may tender to the Company a number of shares of Company Stock, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence, grant or payment and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence, grant or payment.


                                     -A19-

      (c)   Stock Withholding

      The Committee, at its sole discretion, shall have the right, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus in lieu of requiring the remittance required by Section 19(a) hereof, to withhold a number of such shares, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence, grant or payment and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence, grant or payment.

20.   Amendment or Termination of the Plan

      The Board and/or the Committee may, at any time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that if and to the extent required under Section 422 of the Code (if and to the extent that the Committee deems it appropriate to comply with Section 422) and if and to the extent required to treat some or all of the Stock Awards as "performance-based compensation" within the meaning of Section 162(m) of the Code (if and to the extent that the Committee deems it appropriate to meet such requirements), no amendment shall be effective without the approval of the stockholders of the Company, that (i) except as provided in Section 20 hereof, increases the number of shares of Company Stock with respect to which Stock Awards may be issued under the Plan, (ii) modifies the class of individuals eligible to participate in the Plan or (iii) materially increases the benefits accruing to individuals pursuant to the Plan. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action under this Section 20 may, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Stock Award except to the extent that the Committee determines that such amendment is necessary or appropriate to prevent such Stock Awards from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

21.   No Obligation to Exercise

      The grant to a Participant of an Option or SAR shall impose no obligation upon such Participant to exercise such Option or SAR.

22.   Transfers Upon Death

      Upon the death of a Participant, outstanding Stock Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Stock Award, or the right to exercise any Stock Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Stock Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Stock Award. In the event that at any time any doubt exists as to the right of any person to exercise or receive a payment under a Stock Award, the Committee shall be entitled, in its discretion, to delay such exercise or payment until it is satisfied that such right has been confirmed (which may, but need not be, by order of a court of competent jurisdiction), or to permit such exercise or make payment only upon receipt of a bond or similar indemnification (in such amount and in such form as is satisfactory to the Committee). Except as provided in this Section 22 or otherwise provided in the Plan or any applicable Award Agreement with respect to transfers to Immediate Family Members or trusts for the benefit of Immediate Family Members, no Stock Award shall be transferable, and Stock Awards shall be exercisable only by a Participant during the Participant's lifetime.

23.   Expenses and Receipts

      The expenses related to administering the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Stock Award will be used for general corporate purposes.


                                     -A20-

24.   Compliance with Rule 16b-3

      It is intended that the Plan be applied and administered in compliance with Rule 16b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined be the Committee. The Committee is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

25.   Limitations Imposed by Section 162(m)

      Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company's federal tax deduction in respect of a Stock Award may be limited as a result of
Section 162(m) of the Code, the Committee may take the following actions:

      (a) With respect to Options and/or SARs, the Committee may delay the payment in respect of such Options or SARs until a date that is within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. In the event that a Participant exercises an Option or SAR at a time when the Participant is a "covered employee," and the Committee determines to delay the payment in respect of such any Stock Award, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to an Account. The Participant shall have no rights in respect of such Account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such Account as it may determine in its sole discretion. Any Account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

      (b) With respect to Restricted Stock and Stock Bonuses, the Committee may require the Participant to surrender to the Committee any certificates with respect to Restricted Stock and Stock Bonuses in order to cancel the Awards of such Restricted Stock and Stock Bonuses (and any related Cash Bonuses). In exchange for such cancellation, the Committee shall credit to an Account a cash amount equal to the Fair Market Value of the shares of Company Stock subject to such awards. The amount credited to the Account shall be paid to the Participant within 30 days after the earlier to occur of
            (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. The Participant shall have no rights in respect of such Account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such Account as it may determine in its sole discretion. Any Account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

26.   Failure to Comply

      In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or Beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or Beneficiary or permitted transferee) evidencing a Stock Award, unless such failure is remedied by such Participant (or Beneficiary or permitted transferee) within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Stock Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

27.   Effective Date of Plan

      The Plan was adopted by the Board of Directors on May 5, 2000, subject to approval by the stockholders of the Company. Stock Awards may be granted under the Plan at any time prior to the receipt of such stockholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option, or


                                     -A21-

SAR may be exercised prior to the receipt of such approval, no share certificate shall be issued pursuant to a grant of Restricted Stock or Stock Bonus prior to the receipt of such approval and no Cash Bonus shall be paid prior to the receipt of such approval. If the Plan is not so approved on or before May 1, 2001, then the Plan and all Stock Awards then outstanding under the Plan shall forthwith automatically terminate and be of no force or effect.

28.   Term of the Plan

      The right to grant Stock Awards under the Plan will terminate upon the expiration of 10 years after the date the Plan was adopted.

29.   Separability of Provisions

      If any provision of this Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

30.   Applicable Law

      Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of law.


                                     -A22-